EXHIBIT 99.1

MGI PHARMA, INC.

Poised for Success

Presented June 16, 2004

Needham Biotechnology Conference

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including those described in the Company’s Securities and Exchange Commission filings.

MGI PHARMA

Mission

MGI PHARMA is an oncology-focused biopharmaceutical company

We acquire, develop and commercialize proprietary pharmaceutical products that address the needs of cancer patients

MGI PHARMA

2003 Business Highlights

Marketed products

– AloxiTM (palonosetron HCl) injection approved by the FDA on July 25 and launched September 15

Business development

– Expanded Aloxi rights to include postoperative nausea & vomiting and an oral formulation

Product development

– Advanced irofulven monotherapy and combination therapy trials in a variety of cancers

MGI PHARMA

Business Development & Licensing Focus

Supportive Care

– Nausea & vomiting

– Myelosuppression

– Mucositis & xerostomia

– Pain

– Infection

– Other organ toxicities

Therapeutic Approaches

– Cytotoxics

– Targeted small molecules

– Monoclonal antibodies

– Protein therapeutics

Product Portfolio

A Balanced Portfolio Of Oncology Products

Preclinical Phase 1 Phase 2 Phase 3 Approved Market

AloxiTM Injection (CINV)

Salagen® Tablets

Hexalen® Capsules

AloxiTM Injection (PONV)

AloxiTM oral formulation

Irofulven

Monotherapy

Combination Therapy

Other Acylfulvene

Analogs

MG98

AloxiTM Injection

The Best-In-Class 5-HT3 Antagonist For CINV

Approved for both acute and delayed chemotherapy-induced nausea & vomiting (CINV) Favorable head-to-head trials compared to market leaders

– Strong binding affinity (potency)

– Long half life

– Extended activity

Exclusive U.S. & Canadian CINV rights obtained from Helsinn Healthcare SA in 2001; rights to PONV and oral formulation obtained in 2003

AloxiTM Injection

U.S. 5-HT3 Cancer Market Approaching $1 B

$1,800,000

$1,600,000

$1,400,000

$1,200,000

$1,000,000

$800,000

$600,000

$400,000

$200,000 $0

Cancer market PONV/other

Includes all indications, both I.V. and oral formulations. Ref: IMS National Sales Perspective report.

AloxiTM Injection

Cancer Market Segments

Chemotherapy is most often administered in oncology offices

– Oncology GPOs and specialty distributors are important Hospital outpatient cancer centers are the second largest segment Hospital inpatient accounts for ~ 10% of the market

Source of Market $

35%

10%

10%

45%

Office Outpatient Inpatient Other

AloxiTM Injection

A Differentiated 5-HT3 Receptor Antagonist

5-HT3

product Company Launch [-log(Ki)]* Half-life

AloxiTM MGI Sept. 2003 10.45 40 hours

Zofran® GSK Feb. 1991 8.39 4 hours

Kytril® Roche Mar. 1994 8.91 9 hours

Anzemet® Aventis Nov. 1997 7.60 7.5 hours

* In-vitro receptor binding studies

AloxiTM Injection

Phase III Results Demonstrate Greater Efficacy For Both Acute And Delayed Emesis Prevention*

Complete Response Rates (no emesis or rescue meds)

Acute

(0-24 hrs)

vs. comparator*

Delayed

(24-120 hrs)

vs. comparator*

Study 99-03 Study 99-04 99-05 Subset

AloxiTM Zofran®

AloxiTM Zofran® AloxiTM Anzemet®

0.25 mg 32 mg

0.25 mg 32 mg 0.25 mg 100 mg

+ Dex + Dex

n=189 n=185 n=189 n=191 n=150 n=147

81% 69% 63% 53% 65% 56%

p=0.009 p<0.05 p>0.05

74% 55% 54% 39% 42% 29%

p<0.001 p=0.004 p<0.025

* 2-sided Fisher’s exact test for superiority

Aloxi™ Injection
Positioned For Success

- Team of 100+ field-based professionals targeting:
  - ~2,400 oncology clinics
  - ~800 hospitals
- Concentrated focus on ~10,000:
  - MedOncs, HemOncs, RadOncs and GynOncs
- Strategy to differentiate
  - Pharmacology
  - Efficacy
  - Convenience
  - Reimbursement

Sales Call Approach



Oncologist
Oncology Nurse
Practice Manager

MAKING A REAL DIFFERENCE IN THE LIVES OF CANCER PATIENTS

AloxiTM Launch Success

Weekly End-user Demand

Product Portfolio

Clinical Candidates

Preclinical Phase 1 Phase 2 Phase 3 Approved Market

AloxiTM Injection (CINV)

Salagen® Tablets

Hexalen® Capsules

AloxiTM Injection (PONV)

AloxiTM oral formulation

Irofulven

Monotherapy

Combination Therapy

Other Acylfulvene

Analogs

MG98

Irofulven

A Novel, Broadly Active Cytotoxic

New chemotherapeutic class Novel mechanism of action

– Binds to DNA & protein targets

– DNA strand breakage, inhibition of DNA synthesis & repair

– Tumor-specific apoptotic cell death

– Activity independent of P53 and bcl-2 status Monotherapy activity in prostate, liver, ovarian and pancreatic cancers Combination activity in prostate, colorectal and thyroid cancers Strong patent position and exclusive worldwide rights

Irofulven

Clinical Program Overview

Irofulven Preclinical Phase 1 Phase 2 Phase 3

Liver

Gastric*

Combination with Camptosar®**

Combination with Gemzar®

Combination with Taxotere®

Combination with cisplatin

Combination with Xeloda®

Combination with oxaliplatin

*National Cancer Institute trial

** Colon, Liver, and Gastric

Irofulven

Demonstrated Combination Activity in HRPC

Irofulven + Capecitabine: PSA

CR in HRPC Patient

Irofulven + Cisplatin: PSA CR in HRPC Patient

End of Treatment

Irofulven

Hormone Refractory Prostate Cancer Program

• Phase 2 multicenter combination program designed to evaluate irofulven + prednisone in combination

– Capecitabine

– Platinum agent

• Patients previously treated with taxanes

• Endpoints include:

– Pain palliation

– Clinical benefit

– Time to disease progression

– PSA response

• Began in April 2004

FY 2004 Financial Guidance

Provided April 14, 2004

- Aloxi injection sales of $115 to $130 million

- Other product sales of approx. $27 million

- Licensing revenue of approximately $2 million

- Cost of product sales as a percent of sales revenue of approximately 30%

- SG&A expenses of approximately $63 million

- R&D expenses of approx. $24 million

- Net income of $9 million using the lower end of the Aloxi guidance range

Balance Sheet

(in thousands)

March 31, 2004 Actual

Cash and Marketable Investments $ 400,737

Total Assets $ 468,660

Long-term Debt $ 260,172

Total Shareholders’ Equity $ 183,870

Shares Outstanding 35,143

MGI PHARMA

Focused Execution

Successfully launch Aloxi injection and rapidly penetrate the $1 billion CINV market

Leverage sales force by launching in-licensed, acquired and co-promoted products

Advance the development of clinical product candidates, including Aloxi injection for PONV, oral formulation and irofulven

MGI PHARMA, INC.

Poised for Success

NASDAQ: MOGN www.mgipharma.com